UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 11, 2000


                     Commission file number 000-25367

                    INTERNATIONAL FUEL TECHNOLOGY, INC.
            (Exact name of registrant as specified in charter)


Nevada                                            88-0357508
(State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)               Identification Number)

7777 Bonhomme, Suite 1920
St. Louis, MO                                     63105
(Address of Principal Executive Office)           (Zip Code)
                              (314) 727-3333
             (Registrant's Executive Office Telephone Number)

International Fuel Technology, Inc. - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


Pursuant to the terms of the Merger Agreement with Blencathia Acquisition Corporation, filed in an 8-K with the SEC on November 10, 1999, the Company has completed its March 31, 1999 year-end Audited Financial Statements, its Unaudited Financial Statements as of September 30, 1999 and for the six months ending September 30, 1999,1998 and its Pro Forma Condensed Financial Statements. Copies attached as exhibits filed herewith.


Item No. 6.    Resignation of Registrant's Directors.


No events to report.

  International Fuel Technology, Inc. - Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

Exhibits
1.1  March 31, 1999 Audited Financials.
1.2  September 30, 1999 Unaudited Financial Statements
1.3  Pro Forma Condensed Financial Statements

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


International Fuel Technology, Inc.


By:/s/ Jonathan Burst                          Dated:  January 11, 2000
       Jonathan Burst, President


By:/s/ Patty Foltz                             Dated:     January 11, 2000
       Patty Foltz, Secretary

                                EXHIBIT 1.1




                    INTERNATIONAL FUEL TECHNOLOGY, INC.
                       (A Development Stage Company)

                             FINANCIAL REPORT

                              MARCH 31, 1999

                                 CONTENTS


    INDEPENDENT AUDITOR'S REPORT                                   1

    FINANCIAL STATEMENTS

    Balance sheets                                                 2

    Statements of operations                                       3

    Statements of stockholders' deficit                          4-5

    Statements of cash flows                                       6

    Notes to financial statements                               7-11

                       INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
International Fuel Technology, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheets of International Fuel Technology, Inc., a development stage company, as of March 31, 1999 and 1998, and the related statements of operations, stockholders' deficit and cash flows for the years then ended and for the period from April 9, 1996, the date of inception, to March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Fuel Technology, Inc. as of March 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended and for the period from April 9, 1996, the date of inception, to March 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will conduct operations as a going concern. As discussed in Note 7 to the financial statements, the Company has not yet commenced the operations for which it was organized and its total liabilities exceed its total assets. Furthermore, the Company may need to raise substantial capital in order to implement its business plan. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As described in Note 9 to the financial statements, the March 31, 1998 financial statements have been restated to reflect certain consulting services not previously recorded.

/s/ McGLADREY & PULLEN, LLP

Las Vegas, Nevada
September 27, 1999, except for the last two paragraphs of Note 8 as to which the date is November 9, 1999

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS
March 31, 1999 and 1998

ASSETS                                                 1999         1998
Current Assets
Cash                                            $          488 $       5,100
Prepaid insurance                                                        590
                                               -----------------------------
Total current assets                                       488         5,690
                                               -----------------------------
Machinery and equipment                                  5,924         1,644
Accumulated depreciation                                 (760)
                                                ----------------------------
                                                         5,164         1,644
                                               -----------------------------
                                                $        5,652 $       7,334
                                               =============================

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable                                $      313,979 $
Accrued interest                                        93,270         7,461
Other accrued expenses                                  54,367        11,808
Due to related party                                    26,500       168,500
Notes payable to shareholders (Note 3)                 357,973       134,830
Notes payable to others (Note 3)                       314,581
                                                ----------------------------
Total current liabilities                            1,160,670       322,599
                                                ----------------------------

Commitments and Contingencies (Note 7)

Stockholders' Deficit (Notes 2, 3, 4, 8 and 9)
Common stock, $.01 par value; authorized,
150,000,000 and
100,000,000 shares, in 1999 and 1998,
respectively
14,097,559 and 99,015,794 shares issued and
outstanding at March 31, 1999 and 1998,
respectively                                          140,976       990,158
Discount on common stock                              (81,692)     (537,325)
Additional paid-in capital                           8,060,590       667,041
Deficit accumulated during the development
stage (Note 9)                                     (9,274,892)   (1,435,139)
                                                ----------------------------
                                                   (1,155,018)     (315,265)
                                                ----------------------------
                                                $        5,652 $       7,334
                                                ============================

See Notes to Financial Statements.

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS
Years Ended March 31, 1999 and 1998, and from April 9, 1996, the Date of
Inception, to
March 31, 1999
                                                                 Inception
                                                                (April 9,
                                                                 1996) to
                                                                March 31,
                                              1999      1998       1999
Expenses:
Consulting (Notes 5 and 9)            $  6,342,000 $    543,412 $  7,063,264
Costs incurred in product development      842,905      330,089    1,212,724
Rent (Note 5)                              146,000       49,276      243,276
Payroll                                    128,245       42,747      183,122
Interest (Note 5)                           87,909        7,518       95,427
Professional services                       84,634       21,094      129,816
Other payroll expenses                      52,082       10,259       66,400
Travel                                      41,164       43,716      108,223
Other                                       35,782        3,682       39,515
Office                                      26,377       25,973       62,902
Telephone                                   23,171       12,900       40,739
Stock transfer fees                         18,378                    18,378
Advertising and marketing                   11,106                    11,106
                                      --------------------------------------
Net loss                              $  7,839,753 $  1,090,666 $  9,274,892
                                      ======================================

Basic and dilutive net loss
  per common share                     $       0.59 $       0.20
                                      ==========================

See Notes to Financial Statements.

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS' DEFICIT
Years Ended March 31, 1999 and 1998, and from April 9, 1996, the Date of
Inception, to March 31, 1999
           Common Stock        Discount   Additiona  Accumulate
                                  on          l           d
        Shares       Amount     Common      Paid-In     Deficit       Total
                                 Stock     Capital
Iss
uan
ces
of
com
mon
sto
ck
for
cas
h         416,128 $      4,161 $        - $   145,215 $          - $    149,376

Iss
uan
ces
of
com
mon
sto
ck
for
tec
hno
log
y
(No
te
4)      1,467,000      14,670   (14,670)          -            -           -

Iss
uan
ces
of
com
mon
sto
ck
for
pre
fer
ent
ial
sto        85,000         850          -      (850)            -           -
ck
div
ide
nd
(No
te
4)

Iss       846,228       8,462          -          -            -       8,462
uan
ces
of
com
mon
sto
ck
for
ser
vic
es
(No
te
4)

Iss       150,000       1,500          -          -            -       1,500
uan
ce
of
com
mon
sto
ck
for
com
pen
sat
ion
(No
te
4)

Net             -           -          -          -    (344,473)   (344,473)
los
s

Bal     2,964,356 $     29,643 $ (14,670) $   144,365 $  (344,473) $  (185,135)
anc
e,
Mar
ch
31,
199
7

Iss     1,583,493      15,835          -    272,017            -     287,852
uan
ces
of
com
mon
sto
ck
for
cas
h

Iss    53,209,521     532,095   (532,095          -            -           -
uan                                    )
ces
of
com
mon
sto
ck
for
tec
hno
log
y
(No
te
4)

Iss
uan
ces
of
com
mon
sto
ck
for
pre
fer
ent
ial
sto     1,422,800      14,228          -   (14,228)            -           -
ck
div
ide
nd
(No
te
4)

Iss    12,118,830     121,189          -          -            -     121,189
uan
ces
of
com
mon
sto
ck
for
ser
vic
es
(No
tes
4
and
5)

Exp
ens
e
rec
ord
ed
for
ser
vic
es
ren
der
ed
by              -           -          -    169,980            -     169,980
sto
ckh
old
ers
(No
te
9)

Iss       701,000       7,010          -          -            -       7,010
uan
ce
of
com
mon
sto
ck
for
com
pen
sat
ion
(No
te
4)

Iss
uan
ces
of
com
mon
sto
ck
in
con
nec
tio
n
wit
h
the
acq
uis
iti
on
of
Uni
ted
Sta
tes
Fue
l
Tec
hno
log
y,
Inc    27,959,794     279,598          -     94,907            -     374,505
 .
(No
te
2)

Can     (944,000)     (9,440)      9,440          -            -           -
cel
lat
ion
of
sha
res
(No
te
2)
Net             -           -          -          -   (1,090,666)  (1,090,666)
los
s

Bal    99,015,794     990,158   (537,325    667,041   (1,435,139   (315,265)
anc                                    )                       )
e,
Mar
ch
31,
199
8

Iss     2,000,000      20,000               980,000                1,000,000
uan
ces
of
com
mon
sto
ck
for
cas
h

Iss    12,000,000     120,000             5,880,000                6,000,000
uan
ces
of
com
mon
sto
ck
for
ser
vic
es
(No
tes
5
and
9)

Iss
uan
ces
of
com
mon
sto
ck
in
con
nec
tio
n
wit
h
the
acq
uis
iti
on
of
Sci
ent
ifi
c
Fue
l
Tec
hno
log
y,
LLC
(No    27,959,794     279,598   (279,598
te                                     )
2)

Net                                                   (7,839,753)  (7,839,753)
los
s

Bal   140,975,588   1,409,756   (816,923)  7,527,041   (9,274,892)  (1,155,018)
anc
e,
Mar
ch
31,
199
9

One  (126,878,029  (1,268,780    735,231    533,549
for             )           )
ten
rev
ers
e
sto
ck
spl
it
(No
te
4)
       14,097,559 $    140,976 $ (81,692) $ 8,060,590 $ (9,274,892 $ (1,155,018

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS
Years Ended March 31, 1999 and 1998, and from April 9, 1996, the Date of
Inception, to March 31, 1999

                                                                   Inception
                                                                (April 9,
                                                                1996)
                                          1999         1998      to March
                                                                    31,
                                                                   1999
Cash Flows from Operating Activities
Net (loss)                            $ (7,839,753) $ (1,090,666) $ (9,274,892)
Adjustments to reconcile net (loss)
to net cash
(used in) operating activities:
Depreciation                                   760                       760
Stock issued and additional paid in
capital
recognized for services and              6,000,000      298,179    6,308,141
compensation
Change in assets and liabilities:
(Increase) decrease in prepaid                 590        (590)
insurance
Increase in accounts payable               313,979                   313,979
Increase in accrued expenses               128,368       19,269      147,637
                                        --------------------------------------
Net cash (used in) operating
Activities                               (1,396,056)    (773,808)  (2,504,375)
                                        --------------------------------------
Cash Flows from Investing Activities
Acquisition of machinery and               (4,280)                   (4,280)
equipment
Cash acquired in connection with the
purchase of
United States Fuel Technology, Inc.                         358          358
                                       ---------------------------------------
Net cash (used in) provided by
investing activities                        (4,280)          358      (3,922)
                                       ---------------------------------------
Cash Flows from Financing Activities
Increase (decrease) in amount due to
related party                            (142,000)      168,500       26,500
Increase in due to United States Fuel
Technology, Inc.                                        224,391      372,503
Proceeds from common stock issued        1,000,000      287,852    1,437,228
Proceeds from notes payable                828,895       86,500      963,725
Payment on notes payable                 (291,171)                 (291,171)
                                       --------------------------------------
Net cash provided by financing
Activities                                1,395,724      767,243    2,508,785
                                        -------------------------------------
Net increase (decrease) in cash             (4,612)      (6,207)          488
Cash, beginning                              5,100       11,307
                                       --------------------------------------
Cash, ending                          $        488 $      5,100 $         488
                                     ========================================

Supplemental Cash Flow Information
Interest paid                         $      2,100 $            $       2,100
                                     ========================================

See Notes to Financial Statements

Note 1.        Nature of Business and Significant Accounting Policies

Nature of business

International Fuel Technology, Inc. (IFT) is a development stage company which was incorporated under the laws of the State of Nevada on April 9, 1996 and was formerly known as MagnoDynamic Corporation. IFT was formed primarily for the production of a family of proprietary fuels known as PEERFUELS?. IFT developed a process which it believes will make diesel fuel burn more efficiently and with less emissions. Currently, IFT is testing the treated diesel fuel in the State of California and hopes the test results will persuade the State of California to use IFT's product in the State's diesel engines.

A summary of the Company's significant accounting policies follow:

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash in a bank account which, at times, exceeds federally insured limits. The Company has experienced no losses relating to these excess amounts of cash in a bank.

Machinery and equipment

Machinery and equipment are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of five years.

Deferred taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, operating losses and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Note  1.         Nature  of  Business and Significant  Accounting  Policies
(continued)

Basic and dilutive net loss per common share

The  Company  adopted Statement of Financial Accounting Standards  No.  128
(SFAS 128), Earnings per Share. SFAS 128 establishes standards for computing and presenting earnings per share and replaces primary earnings per share with a presentation of basic and dilutive earnings per share. Basic earnings per share is based upon the weighted average number of common shares outstanding for the period. Dilutive earnings per share is based upon the weighted average number of common and potentially dilutive common shares outstanding for the period. Pursuant to SFAS 128, no adjustment is made for diluted earnings per share purposes since the Company is reporting a net loss and common stock equivalents would have an anti-dilutive effect. Weighted average shares outstanding for the years ended March 31, 1999 and 1998 are 13,390,417 and 5,351,089, respectively and reflect adjustment for the effect of the April 1999 stock rights offering (see Note 8) and July 1999 reverse stock split (see Note 4).

Fair value of financial instruments

Statement of Financial Accounting Standards FASB No. 107 (SFAS 107), Disclosures about Fair Value of Financial Instruments, requires the disclosure of fair value for all financial instruments as defined in SFAS 107 the for which it is practicable to estimate fair value.

The carrying amounts of accounts payable approximate fair value because of their short maturity.

The fair value of notes payable approximate their carrying basis based on the short term nature of these obligations and current interest rates approximate stated interest rates.

Management has determined that it is not practicable to estimate the fair value of the related party debt due to the related party nature of these agreements.

Note 2.        Acquisitions

On April 3, 1998, the stockholders approved a merger with United States Fuel Technology, Inc. (USFT), effective March 31, 1998. USFT was formed primarily to market PEERFUELS? in North America. As a result of the merger, each non-dissenting holder of outstanding shares of USFT Common Stock received one share of IFT Common Stock. This merger has been accounted for as a purchase.

The assets and liabilities of USFT at March 31, 1998 consisted of:

Cash                                                 $       358
Due from IFT                                             372,503
Computer equipment                                         1,644
                                                    ------------
                                                         374,505
Liabilities                                                    -
                                                   -------------
                                                     $   374,505
                                                   =============

Immediately after the merger with USFT, total shares outstanding were 99,959,794. However, 944,000 of these shares were USFT shares issued to IFT in exchange for certain marketing rights valued at zero by IFT. These 944,000 shares were redeemed and canceled by IFT in connection with the acquisition of USFT.

On May 29, 1998 the Company entered into an agreement and plan of merger with Scientific Fuel Technology, LLC ("SFT"), a company related through common ownership. The assets and liabilities of SFT consisted solely of an agreement whereby SFT would receive certain payments in exchange for providing various sales and marketing services to IFT. This marketing agreement was valued at zero due to the uncertainty of the future revenues. For the year ended March 31, 1998, SFT had no revenues or expenses. As a result of the merger, 27,959,794 shares of IFT were exchanged for the member interests in SFT.

Note 3.        Notes Payable

All notes payable bear interest at 12%, are unsecured and are due at various dates through March 2000. Subsequent to March 31, 1999, the Company has offered the note holders the option of extending the due dates of these notes for another two years at 12% interest or converting the notes to common stock at a conversion price of not less than $2.00 per share on a post-reverse split basis. Management expects that the note holders will either agree to the extension or the conversion into common stock.

Note 4.        Common Stock

The Company issued shares to certain founding stockholders during fiscal years 1998 and 1997 in exchange for the technology related to its diesel fuel treatment business. This technology constituted research and development expenditures to these stockholders and consistent with Generally Accepted Accounting Principles, was not recorded as an asset but rather was recorded as an expense by these shareholders. Because the subsequent transfer of this technology to IFT was a transaction between entities under common control, it was accounted for using the carrying value of the technology which was zero. A discount on common stock was recorded equal to the par value of the stock issued in exchange for the technology.

The Company also issued shares to certain stockholders in exchange for services and certain corporate officers were issued stock as additional compensation. Management believes that valuing the stock at its par value approximates the value of the services rendered by these officers and stockholders.

Certain stockholders who purchased stock for cash were subsequently issued additional shares of stock for no consideration prior to March 31, 1998. These additional issuances of stock were recorded as preferential stock dividends since not all stockholders received these shares. Since the Company has no retained earnings, a charge to additional paid-in capital was recorded to reflect the par value of the stock issued.

On July 7, 1999, the stockholders approved 1 for 10 reverse stock split. The effect of the split is presented within stockholders' deficit at March 31, 1999 by transferring the par value for the reduction in shares issued from the discount on common stock to additional paid in capital. The basic and dilutive net loss per common share for the years ended March 31, 1999 and 1998 have been retroactively adjusted for the split as if it occurred on April 1, 1997.

Note 5.        Related Party Transactions

IFT rents its office space and equipment from Nevada Offshore Petroleum Export Corp. (NOPEC), a company related through common ownership, under a month-to-month agreement requiring monthly rentals of $4,000 through August 31, 1998 and $18,000 from September 1, 1998 to March 31, 1999. Total rent incurred in connection with this lease was $146,000 and $48,000 for the years ended March 31, 1999 and 1998, respectively, and $242,000 from the date of inception through March 31, 1999.

IFT has consulting arrangements with certain stockholders and related parties. Consulting expense includes $6,000,000 and $278,712 for the year ended March 31, 1999 and 1998, respectively, paid through the issuance of common stock at its then fair value by the Company and the Chairman of the Company's Board of Directors (see Note 9).

Total interest incurred in connection with stockholders loans (Note 3) was $34,452 and $7,461 for the years ended March 31, 1999 and 1998, respectively, and $41,913 from the date of inception through March 31, 1999.

Note 6.        Income Taxes

For income tax purposes substantially all of the Company's expenses are considered start-up costs to be amortized over five years beginning with the commencement of operations. Due to the inherent uncertainty in forecasts of future events and operating results, the Company has provided for a valuation allowance in an amount equal to the net deferred tax assets which result from this temporary difference resulting in no net deferred tax assets at March 31, 1999 and March 31, 1998. No income tax benefit has been recorded in the statement of operations due to the valuation allowance on the deferred tax assets.

Note 7.        Ability to Continue as a Going Concern

The Company has incurred significant losses since inception and has limited funds with which to operate. Management anticipates receiving diploma certification in late 1999 or early 2000 from the California Air Resources Board that its PEERDIESEL? product reduces polluting emissions from internal combustion engines. Shortly thereafter IFT expects to begin licensing its product which management believes will generate sufficient revenue to continue the Company's operations. However, there is no assurance that IFT will receive diploma certification or be able to generate sufficient revenue through the licensing of its product to provide sufficient working capital. Management does not have an estimate of the amount of revenue necessary to attain positive cash flow nor the amount of capital the Company may need to raise until sufficient revenue is generated. In the event the Company is unable to generate sufficient revenues or raise sufficient additional capital, management may be forced to consider other alternatives including dissolution. The financial statements do not include any adjustments which might result from this uncertainty.

Note 8.        Subsequent Events

On April 26, 1999 the Company offered all stockholders of record on March 31, 1999 the right to purchase 900 common shares at $ .50 per share on a post-reverse split basis. The Company issued 787,500 shares and received proceeds of $393,750 as a result of this offering which expired May 28, 1999.

In July 1999, the Company entered into an advisory agreement with OnKar Corporation, Ltd. (OnKar) for various services including introduction to brokers, dealers and potential investors and OnKar agrees to facilitate the writing of a minimum of three research reports on the Company. As consideration for the services OnKar received the right to purchase 1.5 million shares of restricted common stock at $.50 per share on a post-reverse split basis. These rights were issued and exercised with the Company receiving proceeds of $750,000. The issuance of these rights will have a material effect on net income in the year ended March 31, 2000.

Effective October 28, 1999, the Company merged with and into Blencathia Acquisition Corporation (Blencathia) wherein International Fuel Technology, Inc. is the survivor corporation. Blencathia had 300,000 shares outstanding at the time of the merger, which it redeemed and canceled in exchange for 300,000 shares of the Company's common stock. Blencathia, which was incorporated on December 3, 1997, had not commenced any significant operations, and was considered a public "shell".

Note 9.        Restatement

During the year ended March 31, 1998, the Company's then Board Chairman issued 1,699,800 personally owned shares (post-reverse split basis) of the Company's stock to certain other stockholders as compensation for consulting services rendered to the Company. Generally Accepted Accounting Principles require that the value of these services be recognized in the financial statements as a charge to expense with an offsetting credit to additional paid-in capital. The previously issued financial statements omitted the recognition of these transactions.

Accordingly, the financial statements for the year ended March 31, 1998, have been retroactively restated to correct this error. An expense has been recorded based on the estimated fair value of the services rendered. As a result of this restatement, the net loss for the year ended March 31, 1998 and accumulated deficit at March 31, 1998 increased by $169,980. Basic and dilutive net loss per common share for the year ended March 31, 1998 increased by $0.03 as a result of this restatement.

During December 1998, the Board of Directors approved the reimbursement of 1,200,000 shares (post-reverse split basis) of the Company's stock to the Company's former Board Chairman who issued the 1,699,800 shares. These shares have been reflected in the financial statements at the estimated fair value of the shares at the time the reimbursement was approved.


                                EXHIBIT 1.2




INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)


BALANCE SHEET (UNAUDITED)
September 30, 1999


ASSETS
Current Assets
Cash                                                           $    219,569
Prepaid insurance                                                    20,350
Due from related party                                               25,000
                                                            ---------------
Total current assets                                                264,919
                                                            ---------------

Machinery and equipment, net                                         13,935
                                                            ---------------
                                                               $    278,854
                                                            ===============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable                                               $    120,746
Accrued interest                                                    135,617
Other accrued expenses                                                9,167
Due to related party                                                 26,500
Notes payable                                                       677,754
                                                            ---------------
Total current liabilities                                           969,784
                                                            ---------------
Commitments and Contingencies

Stockholders' Deficit
Common stock                                                        163,957
Discount on common stock                                           (81,692)
Additional paid-in capital                                       12,736,880
Deficit accumulated during the development stage                (13,510,075)
                                                            ----------------
                                                                  (690,930)
                                                            ----------------
                                                               $    278,854
                                                            ===============

See Notes to Financial Statements.

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)


STATEMENTS OF OPERATIONS (UNAUDITED)

                                                   Six             Inception
                                                 Months            (April 9,
                                                                     1996)
                                                  Ended               To
                                              September 30,        September
                                                                      30,
                                             1999         1998        1999
Expenses:
Professional services                   $  3,524,399 $   29,500 $  3,654,215
Costs incurred in product development        279,824    275,195    1,492,548
Payroll and other payroll expenses           179,233     48,954      428,755
Consulting                                   135,000    125,500    7,198,264
Interest                                      42,347     32,610      137,774
Other                                         32,549     38,450       72,064
Rent                                          17,750     55,100      261,026
Advertising and marketing                     11,059        663       22,165
Stock transfer fees                            6,987     14,500       25,365
Travel                                         3,160     12,984      111,383
Telephone                                      1,932     16,002       42,671
Office                                           943     22,135       63,845
                                        ------------------------------------
Net loss                                $  4,235,183 $  671,593 $ 13,510,075
                                        ====================================
Basic and dilutive net loss
  per common share                       $       0.28 $     0.05
                                        ========================

See Notes to Financial Statements.

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS' DEFICIT  (UNAUDITED)
Six Months Ended September 30, 1999 and 1998
            Common Stock         Discount   Additiona  Accumulate
                                    on          l          d
         Shares        Amount     Common     Paid-In    Deficit      Total
                                   Stock     Capital
Balan   140,975,588 $  1,409,756 $ (816,923 $ 7,527,041 $(9,274,892 $(1,155,018
ce,                                      )                      )           )
March
31,
1999
Issua     7,956,000      79,560               318,240                 397,800
nces
of
commo
n
stock
for
cash
Issua    15,000,000     150,000             4,068,750               4,218,750
nces
of
commo
n
stock
for
servi
ces
and
cash
Issua        25,000         250                 6,750                   7,000
nces
of
commo
n
stock
for
compe
nsati
on
Accru                                          75,721                  75,721
ed
stock
based
compe
nsati
on
Net                                                    (4,235,183  (4,235,183
loss                                                            )           )
One    (147,560,929  (1,475,609    735,231    740,378
for               )           )
ten
rever
se
stock
split
Balan    16,395,659 $    163,957 $ (81,692) $ 12,736,88 $(13,510,07 $ (690,930)
ce,                                                 0          5)
Septe
mber
30,
1999

Balan    99,015,794 $    990,158 $ (537,325 $   667,041 $(1,435,139 $ (315,265)
ce,                                      )                      )
March
31,
1998
Issua
nces
of
commo
n
stock
in
conne
ction
with
the
Acqui    27,959,794     279,598   (279,598
sitio                                    )
n  of
Scien
tific
Fuel
Techn
ology
, LLC
Net                                                     (671,593)   (671,593)
loss
Balan   126,975,588   1,269,756   (816,923    667,041  (2,106,732   (986,858)
ce,                                      )                      )
Septe
mber
30,
1998
One    (114,278,029  (1,142,780    735,231    407,549
for               )           )
ten
rever
se
stock
split
         12,697,559 $    126,976 $ (81,692) $ 1,074,590 $(2,106,732 $ (986,858)

INTERNATIONAL FUEL TECHNOLOGY, INC.
(A DEVELOPMENT STAGE COMPANY)


STATEMENTS OF CASH FLOWS (UNAUDITED)



                                                 Six            Inception
                                                Months          (April 9,
                                                Ended             1996)
                                            September 30,           to
                                                                September
                                                                   30,
                                            1999        1998       1999
Cash Flows from Operating Activities
Net (loss)                            $ (4,235,183) $ (671,593 $ (13,510,075
Adjustments to reconcile net (loss)
to net cash
(used in) operating activities:
Depreciation                                   810        279         1,570
Stock issued and additional paid in
capital
recognized for services and               3,551,471                9,859,612
compensation
Change in assets and liabilities:
(Increase) in prepaid insurance            (20,350)    (9,410)      (20,350)
Increase in due from related party         (25,000)                 (25,000)
Increase (decrease) in accounts           (193,233)     80,679       120,746
payable
Increase (decrease) in accrued             (2,853)     25,352       144,784
expenses
                                       -------------------------------------
Net cash (used in) operating activities   (924,338)   (574,693   (3,428,713)
                                       -------------------------------------
Cash Flows from Investing Activities
Acquisition of machinery and               (9,581)    (4,450)      (13,861)
equipment
Cash acquired in connection with the
purchase of
United States Fuel Technology, Inc.                                     358
                                      -------------------------------------
Net cash (used in) investing activities     (9,581)    (4,450)      (13,503)
                                       -------------------------------------
Cash Flows from Financing Activities
Proceeds from common stock issued        1,147,800                2,585,028
Proceeds from notes payable                  5,200    574,194       968,925
Payment on notes payable                                          (291,171)
Increase in amount due to related                                    26,500
party
Increase in due to United States Fuel                               372,503
Technology, Inc.
                                       -------------------------------------
Net cash provided by financing            1,153,000    574,194     3,661,785
activities
                                       -------------------------------------
Net increase (decrease) in cash             219,081    (4,949)       219,569
Cash, beginning                                488      5,100
                                       --------------------------------------
Cash, ending                          $    219,569 $      151 $     219,569
                                      ======================================
Supplemental Cash Flow Information
Interest paid                         $          - $        - $       2,100

See Notes to Financial Statements

Note 1.        Basis of Presentation

The accompanying balance sheet as of September 30, 1999 and the statements of operations, stockholders' deficit, and cash flows for the six months ended June 30, 1999 and 1998, have not been audited. However, these financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In management's opinion, the accompanying interim financial statements reflect all material adjustments (consisting only of normal recurring accruals) necessary for a fair statement of the results for the interim periods presented. The results for the six months ended September 30, 1999 are not necessarily indicative of the results which will be reported for the entire year.


Note 2.        Net Loss Per Common Share

Basic and dilutive net loss per common share has been computed on the basis of the weighted-average of common shares outstanding during the six months ended September 30, 1999 and 1998. Weighted average shares outstanding for the six months ended September 30, 1999 and 1998 are 15,262,225 and 12,671,898, respectively. The incremental shares outstanding as computed under the treasury stock method for the six months ended September 30, 1999 and 1998 were 61,032 and 0.


Note 3.        Stockholders' Deficit

During the six months ended September 30, 1999 the International Fuel Technology, Inc. (the Company) issued 1,500,000 shares of common stock (post-split basis) to Onkar Corporation, Ltd. in exchange for various services including introduction to brokers, dealers and potential investors and for facilitating the writing of a minimum of three research reports on the Company. The Company received $750,000 for these shares. The $3,468,750 difference between the value of the shares using the market price at the date of the agreement and the $750,000 of proceeds received has been reflected in the statement of operations for the six months ended September 30, 1999 as professional services expense

On July 13, 1999 the Company entered into employment agreements with its Chief Executive Officer and Chief Operating Officer which expire January 31, 2000 with options to extend until July 31, 2000. Under the terms of these agreements, these officers will each receive base pay of $1,000 per month plus up to a combined total of 90,000 shares of the Company's stock (post-split basis) payable at the end of the initial term of the agreements. The stock based compensation earned through September 30, 1999 has been reflected in these financial statements as payroll expense and as additional paid in capital, calculated based on the trading price of the Company's stock at July 13, 1999.

Note 4.        Ability to Continue as a Going Concern

The Company has incurred significant losses since inception and has limited funds with which to operate. Management anticipates receiving diploma certification in early 2000 from the California Air Resources Board that its PEERDIESEL? product reduces polluting emissions from internal combustion engines. Shortly thereafter IFT expects to begin licensing its product which management believes will generate sufficient revenue to continue the Company's operations. However, there is no assurance that IFT will receive diploma certification or be able to generate sufficient revenue through the licensing of its product to provide sufficient working capital. Management does not have an estimate of the amount of revenue necessary to attain positive cash flow nor the amount of capital the Company may need to raise until sufficient revenue is generated. In the event the Company is unable to generate sufficient revenues or raise sufficient additional capital, management may be forced to consider other alternatives including dissolution. The financial statements do not include any adjustments which might result from this uncertainty.

                                EXHIBIT 1.3


                    INTERNATIONAL FUEL TECHNOLOGY, INC.

            UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


Effective October 28, 1999, the Company merged with Blencathia Acquisition Corporation (Blencathia) wherein International Fuel Technology, Inc. is the surviving corporation. Blencathia had 300,000 shares outstanding at the time of the merger, which it redeemed and canceled in exchanged for 300,000 shares of the Company's common stock. Blencathia, which was incorporated on December 3, 1997, had not commenced any significant operations, and was considered a public "shell".

The accompanying pro forma condensed balance sheet is derived from the historical financial statements of International Fuel Technology, Inc. and Blencathia as of September 30, 1999. The accompanying pro forma statements of operations are derived from the historical financial statements of International Fuel Technology, Inc. for the year ended March 31, 1999 and six months ended September 30, 1999 and of Blencathia for the year ended December 31, 1998 and nine months ended September 30, 1999. The balance sheet is presented as if the transaction occurred on September 30, 1999 and the statements of operations are presented as if the transaction occurred on April 1, 1998 and carried through to September 30, 1999. The unaudited pro forma condensed financial statements do not necessarily indicate the financial position or results of operations which would have occurred had the merger been completed at such times, nor do they necessarily indicate future results that may be expected. These statements should be read in conjunction with the historical financial statements of International Fuel Technology, Inc. and Blencathia, including notes thereto, included in their audited financial statements.

INTERNATIONAL FUEL TECHNOLOGY, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS
Year Ended March 31, 1999


                                                                    Pro Forma
                                  Internati                          Internati
                                     onal                             onal
                                     Fuel     Blencathi     Pro       Fuel
                                                  a
                                  Technolog   Acquisiti    Forma    Technolog
                                      y,         on                    y,
                                     Inc.     Corporati   Adjustme    Inc.
                                                 on          nt
Revenues                         $    -      $    -     $    -     $    -
Expenses                           7,839,753        156    843,750   8,683,659
                                 ---------------------------------------------
Net loss                         $ 7,839,753 $      156 $  843,750 $8,683,659
                                 =============================================
Basic and dilutive loss per      $      0.59 $     0.00            $     0.63
share
                                  =====================           ===========
Weighted average number of        13,390,417  5,000,000             13,690,417
shares outstanding                =====================            ===========

INTERNATIONAL FUEL TECHNOLOGY, INC.
PRO FORMA CONDENSED BALANCE SHEET
September 30, 1999
                                                                    Pro Forma
                                 Internation                        Internation
                                     al                                 al
                                    Fuel       Blenca     Pro          Fuel
                                                thia
                                 Technology,   Acquis    Forma     Technology,
                                                ition
ASSETS                              Inc.       Corpor   Adjustme       Inc.
                                                ation     nts
Cash                           $     219,569 $    736 $    -     $     220,305
Prepaid insurance                     20,350      -        -            20,350
Due from related party                25,000      -        -            25,000
Machinery and equipment               13,935      -        -            13,935
                               -----------------------------------------------
Total assets                   $     278,854 $    736 $    -     $     279,590
                               ===============================================

LIABILITIES AND STOCKHOLDERS' DEFICIT
  Accounts payable             $      120,746 $  -    $     -    $     120,746
  Accrued expenses                    144,784     -          -          144,784
  Due to related party                 26,500     -          -           26,500
  Notes payable                       677,754     -          -          677,754
                               ------------------------------------------------
                                      969,784     -          -          969,784
                               ------------------------------------------------
Stockholders' Deficit
  Common stock                        163,957      500      2,500       166,957
  Discount on common stock           (81,692)     -          -         (81,692)
  Additional paid in capital       12,736,880      500    840,250    13,577,630
  Deficit accumulated during      (13,510,075    (264)   (842,750   (14,353,089
the development stage
                                 ----------------------------------------------
                                    (690,930)      736       -        (690,194)
                                -----------------------------------------------
Total liabilities and          $      278,854 $   736 $     -    $     279,590
stockholders' deficit
                              ================================================


INTERNATIONAL FUEL TECHNOLOGY, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS
Six Months Ended September 30, 1999
                                                                   Pro Forma
                             Internation                            Internati
                                 al                                   onal
                                Fuel        Blencathia     Pro        Fuel
                             Technology,    Acquisition   Forma    Technolog
                                                                       y,
                                Inc.        Corporation  Adjustme     Inc.
                                                            nt
Revenues                    $     -      $       -     $    -     $    -
Expenses                       4,235,183           264      -       4,235,447
                           --------------------------------------------------

Net loss                    $  4,235,183 $         264 $    -     $ 4,235,447
                           ==================================================
Basic and dilutive loss per $       0.28 $        0.00            $      0.27
share                      ===========================           ============

Weighted average number of    15,262,225     5,000,000             15,562,225
shares outstanding         ===========================           ============

Balance Sheet Pro Forma Adjustments as of September 30, 1999:

(1) Common stock                                      $    3,000
   Additional paid in capital                            84,0750
                                                    ------------
                                                      $  843,750
                                                    ============
To record the issuance of 300,000 shares of International Fuel Technology, Inc. common stock at the October 28, 1999 closing price of $2.8125 per share.

(2) Deficit accumulated during the development stage  $    10000
   Common stock                                            (500)
   Additional paid in capital                              (500)
                                                     -----------
                                                      $     -
                                                    ============
To record the redemption and cancellation of 300,000 shares of Blencathia Acquisition Corporation common stock.

Statements of Operations Pro Forma Adjustments for the year ended March 31,
1999:

                                                         March
                                                          31,
                                                          1999

(1) Professional service expense                       $  843,750

To record the issuance of 300,000 shares of International Fuel Technology, Inc. common stock at the October 28, 1999 closing price of $2.8125 per share.